UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2023

ALLIANCE ENTERTAINMENT HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8201 Peters Road, Suite 1000

Plantation, FL, 33324

(Address of Principal Executive Offices) (Zip Code)

(954) 255-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	*	*
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	*	*

*       On February 10, 2023, the registrant’s securities were suspended from trading on the NYSE American LLC (“NYSE American”). Prior to the suspension, the trading symbols of the registrant’s Class A common stock and warrants were “ADRA” and “ADRA.WS,” respectively. Following the suspension, trades in the registrant’s securities began being quoted on the OTC Pink Open Market under the same trading symbols. Effective March 20, 2023, the trading symbols for the registrant’s Class A common stock and warrants were changed to “AENT” and “AENTW,” respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 12, 2023, Alliance Entertainment Holding Corporation, a Delaware corporation (the “Company” or “Alliance”) filed a registration statement on Form S-1 (the “Registration Statement”) containing (i) a prospectus relating to an underwritten public offering of shares of the Company’s Class A common stock and (ii) a second prospectus relating to the registration for resale of certain of the Company’s shares of Class A common stock and warrants to purchase shares of Class A common stock. The Registration Statement contains unaudited financial statements for the Company’s six-month period ended December 31, 2022 and certain non-GAAP financial measures for the three and six months ended December 31, 2022. Such unaudited financial statements and non-GAAP financial measures are furnished hereto as Exhibit 99.1 and Exhibit 1 to Exhibit 99.2, respectively, and incorporated herein by reference.

The information set forth in this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

An updated version of an investor presentation of the Company is attached as Exhibit 99.2 to this Current Report on Form 8-K. The presentation will be accessible online through the Investor Relations section of the Company’s website, located at ir.aent.com, under the heading “Latest Presentation.” The information on the Company’s website is not a part of this Current Report on Form 8-K.

The information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on April 12, 2023 under the heading “Risk Factors,” the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2023 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC, which are accessible through the Investor Relations section of the Company’s website at ir.aent.com. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The Company disclaims any obligation to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Unaudited Condensed Consolidated Financial Statements as of and for the Six-Month Period Ended December 31, 2022.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2023	ALLIANCE ENTERTAINMENT HOLDING CORPORATION

	By:	/s/ Jeffrey Walker
Name: Jeffrey Walker Title: Chief Executive Officer